SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                               FORM 8-K

                Pursuant to Section 13 or 15 (d) of
                The Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) January 15, 1998



                    THE BEAR STEARNS COMPANIES INC.
         Exact name of registrant as specified in its charter




DELAWARE                   File No. 1-8989           13-3286161
(State or other            (Commission File          (IRS Employer
jurisdiction of                Number)                Identification
incorporation                                         Number)


     245 Park Avenue, New York, New York                    10167
   (Address of principal executive offices)               (zip code)


Registrant's telephone number, including area code:      (212)  272-2000
                                                         ---------------




                               Not Applicable
      (former name or former address, if changed since last report)

Item 5. Other Events.

Filed herewith is a copy of The Bear Stearns Companies Inc.'s ( the "Company") Press Release, dated January 15, 1998, announcing its earnings for the three and six months ended December 31, 1997 which includes the Unaudited Consolidated Statements of Income for the Company for the three and six months ended December 31, 1997 and December 31, 1996, and the three months ended September 26, 1997. All normal recurring adjustments that are, in the opinion of management, necessary for a fair presentation of the results of operations for the periods presented have been included. The nature of the Company's business is such that the results for any interim period are not necessarily indicative of the results for a full year.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

                  (a)   Financial Statements of business acquired:

                           Not applicable.

                  (b)   Pro Forma financial information:

                           Not applicable.

                  (c)   Exhibit:

                           (99)   Press Release, dated January 15, 1998.

                               Signatures



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            THE BEAR STEARNS COMPANIES INC.



                                        By:    /s/ Michael J. Abatemarco
                                                   ---------------------
                                                   Michael J. Abatemarco
                                                   Controller



Dated:   January 21, 1998

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT


                                  EXHIBIT INDEX


Exhibit No.                         Description

(99)                       Press Release, dated January 15, 1998